ALYN CORPORATION REPORTS SECOND QUARTER RESULTS

     Irvine, CA (July 23, 1998) - Alyn Corporation (Nasdaq: ALYN) today reported second quarter financial results.

     For the quarter ended June 30, 1998, the Company reported a net loss of $3,538,000 or $0.33 per share, on net revenues of $32,000. This compares with a net loss of $1,474,000, or $0.14 per share, on net revenues of $212,000 in the second quarter of 1997. The Company's cash position at the end of the second quarter was $8,018,000.

     For the six months ended June 30, 1998, the Company reported a net loss of $6,254,000, or $0.58 per share, on net revenues of $61,000. This compares with a net loss of $2,417,000, or $0.22 per share, on net revenues of $254,000 for the comparable period in 1997.

     Steven S. Price, President and CEO, stated, "The loss for the quarter was in line with our expectations. As we expect that our revenues will begin to grow in the third quarter and our cost reduction efforts will begin to take effect, we do not anticipate reporting a loss of this magnitude again. The decreases in revenue from the prior year's comparable periods are not significant.

     "As I indicated in my comments released July 2, we are focusing on near-term revenue generation. We anticipate third quarter revenue to gain momentum as we move into the fourth quarter. Our prospects continue to look positive as orders are being shipped and current pre-production programs progress on schedule. The early testing of our surface quality solution on computer disks is promising and proceeding as planned.

     "Our Rights Offering is proceeding on schedule," continued Price, "and our final prospectus has now gone effective as of July 15. Early indications as to its reception in the investment community are positive and we recently have seen a significant increase in the number of our individual shareholders."

     Alyn Corporation provides engineered solutions through metal matrix technologies to meet the specific product needs of its customers in consumer and industrial markets. Alyn is a vertically-integrated metal matrix composite company offering advanced metal matrix composites, customer driven engineering solutions and strategically developed manufacturing processes. The Company engages in joint development projects with many of its customers in selected large markets where the design and production of metal matrix composite-based products provide those customers with products that are innovative, reduce their overall production cost, or provide value added performance.

     A registration statement relating to the Company's Rights Offering has been filed with the Securities and Exchange Commission and became effective July 15, 1998. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State or country in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such State or country. This is not an underwritten offering.

     A copy of the prospectus relating to the Company's Rights Offering may be obtained from the Company's Information Agent, Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022. Shareholders with questions are encouraged to contact Innisfree toll free at 1-888-750-5834.

     Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in an industry sector where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Important factors that the Company believes might cause such differences are discussed in the cautionary statements accompanying the forward-looking statements in the Annual Report on Form 10-K and in the risk factors detailed in the Company's Prospectus, dated July 15, 1998, filed with the Securities and Exchange Commission. In assessing forward-looking statements contained herein, readers are urged to read carefully all cautionary statements contained in those filings with the Securities and Exchange Commission.

                                              Alyn Corporation
                                           Condensed Balance Sheet
                                                 (Unaudited)

                                                             June 30,              December 31,
                                                               1998                    1997
                                                          ----------------        ----------------

  Assets

Current assets:
      Cash and cash equivalents                                $8,018,000             $13,126,000
      Accounts receivable, net                                     75,000                  94,000
      Inventories                                                 358,000                 172,000
      Other current assets                                        105,000                 201,000
                                                            --------------          --------------
           Total current assets                                 8,556,000              13,593,000

      Equipment, furniture and fixtures, net                   20,885,000              13,302,000
      Other assets, net                                           957,000               3,454,000
      Intangibles, net                                            732,000                 778,000
                                                            --------------          --------------

                                                              $31,130,000             $31,127,000
                                                            ==============          ==============



        Liabilities and Stockholders' Equity

Current liabilities:
      Accounts payable                                         $1,270,000                $551,000
      Current portion of long term debt                         1,698,000                 999,000
      Accrued and other current liabilities                       324,000                 326,000
                                                            --------------          --------------
           Total current liabilities                            3,292,000               1,876,000

Long term debt
                                                                8,343,000               5,501,000

Stockholders' equity:
      Common stock                                                 11,000                  11,000
      Additional paid-in capital                               35,700,000              33,294,000
      Stock Subscriptions Receivable                             (407,000)                      -
      Accumulated deficit                                     (15,809,000)             (9,555,000)
                                                            --------------          --------------
           Total stockholders' equity                          19,495,000              23,750,000
                                                            --------------          --------------

                                                              $31,130,000             $31,127,000
                                                            ==============          ==============


                                                   Alyn Corporation
                                          Condensed Statement of Operations
                                                     (Unaudited)


                                                   Three Months Ended               Six Months Ended
                                                         June 30                         June 30
                                                    1998             1997            1998             1997
                                             -------------------------------  -------------------------------
Net Sales                                           $32,000        $182,000         $61,000         $209,000
Contract revenue                                          -          30,000               -           45,000
                                             ---------------  --------------  --------------   --------------
     Total revenue                                   32,000         212,000          61,000          254,000

Costs and expenses:
  Cost of goods sold                              1,322,000         194,000       1,910,000          217,000
  Establishment of manufacturing facilities            -            293,000               -          518,000
  General and administrative expenses             1,005,000         709,000       1,667,000        1,139,000
  Selling and marketing                             298,000         295,000         599,000          665,000
  Research and development                          797,000         420,000       1,953,000          645,000
                                             ---------------  --------------  --------------   --------------
      Total costs and expenses                    3,422,000       1,911,000       6,129,000        3,184,000
                                             ---------------  --------------  --------------   --------------

      Operating loss                             (3,390,000)     (1,699,000)     (6,068,000)      (2,930,000)

Other income/(expense)                             (148,000)        235,000       (185,000)          524,000
                                             ---------------  --------------  --------------   --------------
Loss before provision for income taxes           (3,538,000)     (1,464,000)     (6,253,000)      (2,406,000)

Provision for income taxes                                -          10,000           1,000           11,000
                                             ---------------  --------------  --------------   --------------
                                                ($3,538,000)    ($1,474,000)    ($6,254,000)     ($2,417,000)
                                             ===============  ==============  ==============   ==============

Basic and diluted net loss per share                 ($0.33)         ($0.14)         ($0.58)          ($0.22)

Common shares used in computing
     basic and diluted net loss per share        10,750,000      10,750,000      10,750,000       10,750,000